First Horizon National Corporation First Quarter 2018 Earnings April 13, 2018

2  Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.  This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”, “should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments.

First Quarter 2018 Highlights

Achieving Bonefish Targets, On Track with Capital Bank Merger Targets

EPS		
Reported	$0.27	+17%
Adjusted[1]	$0.34	+48%

ROTCE[1]		
Reported	14.1%	+373bps
Adjusted[1]	17.4%	+704bps

ROA		
Reported	0.95%	+13bps
Adjusted[1]	1.17%	+35bps

- **Achieving strategic priorities and creating long-term value**
- **Broad-based loan growth from specialty lending areas and markets**
- **Good credit quality trends**
- **Increased balance sheet capacity bringing scale and efficiency**
- **Capital Bank (CBF) systems integration scheduled for 2Q18**
  - **Revenue synergies of ~$2mm annualized in 1Q18 run-rate, with additional ~$3mm in process**
  - **Expect to achieve half of $85mm annual cost saves in 2018**

FIRST HORIZON NATIONAL CORPORATION

All comparisons are 1Q18 vs 1Q17.
[1]Adjusted EPS, Adjusted ROA, ROTCE and Adjusted ROTCE are Non-GAAP numbers and are reconciled in the appendix.
Adjusted numbers exclude notable items as outlined in the appendix.

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FINANCIAL RESULTS 4

Financial Results

- Strong results reflect:
  - Full quarter benefit from CBF
  - Positive NII trends
  - Ongoing expense discipline
  - Lower tax rate
  - Good credit quality

Financial Results	1Q18		Actuals vs Actuals		Adjusted[1] vs Adjusted[1]	
$ in millions except per share data	Actuals	Adjusted[1]	4Q17	1Q17	4Q17	1Q17
Net Interest Income	$301		+24%	+59%		
Fee Income	$136	$133	+2%	+16%	-	+13%
Total Revenue	$437	$434	+16%	+43%	+16%	+41%
Expense	$313	$282	-10%	+41%	+9%	+27%
Loan Loss Provision	($1)		NM	NM		
Pre-Tax Income	$125	$153	NM	+46%	+34%	+79%
NIAC[2]	$91	$112	NM	+68%	+41%	NM
EPS	$0.27	$0.34	NM	+17%	+13%	+48%
Avg Loans ($B)	$27.1		+20%	+44%		
Avg Deposits ($B)	$30.2		+21%	+32%		

Net Income Available to Common (NIAC) & EPS Reconciliation			
$ in millions except per share data	Amount		Per Share
1Q18 Reported NIAC[2] & EPS		**$91**	**$0.27**
Notable Items:	*Pre-tax*	*After-tax*	*EPS Impact*
Acquisition Expenses	$31	$24	+$0.07
Gain on Property Sale	($3)	($3)	
1Q18 Adjusted[1] NIAC[2] & EPS		**$112**	**$0.34**

FIRST HORIZON NATIONAL CORPORATION

NM - Not Meaningful. Numbers may not add to total due to rounding. [1]Adjusted Fee Income, Revenue, Expense, Pre-Tax Income, NIAC, and EPS are Non-GAAP numbers and are reconciled in the appendix. Adjusted numbers exclude notable items as outlined in the appendix. EPS and Adjusted EPS calculated using 330.3mm shares. [2]Net Income Available to Common (NIAC) includes the impact from $3mm of noncontrolling interest and $1.6mm of preferred stock dividends.

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Capital Bank Merger Update

Increasing Confidence in Merger Success

Merger Economics More Favorable Than Original Announcement

	Original Announcement	Current Outlook
Accelerated Bonefish Achievement	By End of 2019	1Q18
Annual Cost Savings	$65mm	$85mm
Revenue Synergies	Not Originally Modeled	$25mm-$30mm
Interest Rates	Lower	Higher
Tax Rate	Higher	Lower

2018 Focus: Integration and Improved Accretion

- Systems conversion in 2Q18
- Half of $85mm in annual cost savings expected in 2018
- Annualized revenue synergies of ~$5mm
  - $2mm annualized closed
  - $3mm annualized in process

FIRST HORIZON NATIONAL CORPORATION

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7 Net Interest Income Sensitivity Impact Net Interest Income and Net Interest Margin Strong NII Growth and Margin Expansion  NII and NIM increases driven by:  Impact of full quarter of CBF loans  Accretion from CBF loans  Increase in short term interest rates NIM Expansion and Loan Growth Drive NII Increase NII and NIM Linked-Quarter Change Drivers LQ – 1Q18 vs 4Q17. Numbers may not add to total due to rounding. 1Core excludes the accretion from CBF’s loans, and is a Non-GAAP number reconciled in the table found on this slide. The average earning assets impact from CBF’s loan accretion was $179mm in 1Q18 and $63mm in 4Q17. 2NII sensitivity analysis uses FHN’s balance sheet as of 1Q18. Bps impact assumes increase in Fed Funds rate. ($ in millions) +$10mm +$19mm +$36mm +0.8% +1.6% +3.0% 0% 1% 2% 3% 4% +25bps +50bps +100bps 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% $170 $190 $210 $230 $250 $270 $290 $310 1Q17 2Q17 3Q17 4Q17 1Q18 NII (left axis) CBF Loan Accretion Impact NIM (right axis) NIM - Core¹ NII NIM 4Q17 - Reported $242.1 3.27% -$4.7 -5bps 4Q17 - Core1 $237.4 3.22% +$41.4 +3bps +$2.7 +3bps +$6.0 - 1Q18 - Core1 $287.4 3.28% +$13.7 +16bps 1Q18 - Reported $301.2 3.43% Higher Rates Other 1Q18 CBF Loan Accretion ($ in millions) Less: 4Q17 CBF Loan Accretion CBF Excluding Loan Accretion

Loan Growth Diversified Across Multiple Businesses

CBF Merger Enhances Regional Banking Loan Portfolio

- Loan growth across various markets including Middle Tennessee, West Tennessee, and Texas
- Growth in specialty areas such as private client, asset-based lending, and healthcare
- Expected seasonal decline in loans to mortgage companies
  - Average outstandings up 19% YOY
- Average commercial loans up 46% YOY and 19% LQ

1Q18 Average Regional Bank Commercial Loans



Energy, 1%
Correspondent, 2%
Healthcare, 4%
Franchise Finance, 4%
Corporate, 6%
Loans to Mortgage Companies, 8%
Asset-Based Lending, 11%
Commercial Real Estate, 16%
Commercial, 43%
Business Banking, 5%
Specialty Areas

Regional Banking 1Q18 Average Loan Growth by Lending Area



$21.1B
+$12mm
+$47mm
+$20mm
+$64mm
+$60mm
+$58mm
+$494mm
+$42mm
+$1,650mm
-$39mm
+$2,166mm
+$60mm
-$339mm
+$351mm
-$44mm
$25.7B
4Q17
Asset-Based Lending
Private Client/ Wealth Mgmt.
Healthcare
Commercial Real Estate
Consumer
Commercial
Loans to Mortgage Companies
Other²
1Q18
Avg. Loan Growth (ex-CBF)
Avg. Loan Growth Attributable to CBF Merger¹

FIRST HORIZON NATIONAL CORPORATION

LQ – Linked Quarter. YOY - Year over Year. Numbers may not add to total due to rounding.
[1]Average loan growth attributable to CBF is increased by approximately two-thirds in the averaging process from 4Q17 because CBF merger closed on November 30, 2017.
[2]Other includes Business Banking, Correspondent, Energy, and Franchise Finance.

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9 LQ – Linked Quarter. YOY - Year over Year. Numbers/Percentages may not add to total due to rounding. 1Deposit beta equals change in average interest rate paid divided by change in average Fed funds rate. Strong Deposit Franchise Focused on Opportunities for Growth and Mix Improvement Total Average Deposit Rate Overview Average Deposit Composition 27% 28% 29% 28% 26% 39% 41% 42% 41% 42% 14% 14% 13% 15% 18% 20% 17% 16% 16% 14% $0B $4B $8B $12B $16B $20B $24B $28B $32B 1Q17 2Q17 3Q17 4Q17 1Q18 Non-Interest Consumer Interest Commercial Interest Market-Indexed  Overall deposit beta1 since 3Q15 is 27%  15% excluding market-indexed deposits  Emphasis on relationship pricing, treasury services, and deposit gathering in select markets 3Q15 4Q17 1Q18 Non-Interest - - - Consumer Interest 0.14% 0.19 0.24% Commercial Interest 0.25% 0.78% 0.89% Market-Indexed 0.20% 1.23% 1.47% Total Deposits 0.12% 0.39% 0.47% Rate Paid

-0.10% 0.00% 0.10% 0.20% 0.30% 0.40% -$3 $0 $3 $6 $9 $12 1Q17 2Q17 3Q17 4Q17 1Q18 NCOs $ Provision $ NCO %¹ (Right Axis) 10 Allowance for Loan Losses Net Charge-Offs (NCOs) Asset Quality Stable Credit Trends Reflect Strong Underwriting Discipline  Credit quality environment remains stable  Allowance to loans ratio at 69bps  Net charge-offs at $1mm in 1Q18  OREO decreased $8mm LQ  Non-strategic average loans declined 5% LQ, 21% YOY  CBF credit performance as expected Numbers may not add to total due to rounding. 1Net charge-off % is annualized and as % of average loans. Asset Quality Highlights ($ in B) ($ in millions) ($ in millions) 1Q17 2Q17 3Q17 4Q17 1Q18 Charge-offs ($8) ($10) ($11) ($17) ($8) Recoveries $9 $7 $8 $9 $7 Net Charge-offs/ (Recoveries) ($1) $3 $2 $8 $1 Provision/(Credit) ($1) ($2) $0 $3 ($1) $19 $20 $20 $28 $27 106bps 99bps 97bps 69bps 69bps 0bps 30bps 60bps 90bps 20bps 50bps 180bps $0 $5 $10 $15 $20 $25 $30 1Q17 2Q17 3Q17 4Q17 1Q18 Total Period end Loans CBF Marked Loans ALLL to Loans Ratio (Right Axis)

11 1 ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a Non-GAAP number and reconciled in the appendix. 2 Current period is an estimate. 3CET1, NIM, and NCO% are reported (GAAP) numbers, and have not been adjusted for the notable items outlined in the appendix. Adjusted ROTCE, ROA, Fee Ratio, and Efficiency Ratio are Non-GAAP and are reconciled to the comparative GAAP numbers ROE, ROA, Fee Ratio, and Efficiency Ratio in the appendix. Achieving Strategic Priorities Focused on Driving Sustainable Earnings Power 1Q18 Reported (GAAP) Adjusted3 Bonefish Targets ROTCE1 14.1% 17.4% 15.0%+ ROA1 0.95% 1.17% 1.10% – 1.30% CET12 9.0% 9.0% 8.0% – 9.0% NIM1 3.43% 3.43% 3.25% – 3.50% NCO / Average Loans1 0.02% 0.02% 0.20% – 0.60% Fee Income / Revenue 31% 31% 30% – 40% Efficiency Ratio 72% 65% 60% – 65% ROTCE 15%+ CET1 8% - 9% ROA 1.10% - 1.30% Total Assets Pre-Tax Income Tax Rate Risk Adjusted Margin NIM 3.25% - 3.50% NCO Ratio 0.20% - 0.60% % Fee Income 30% - 40% Efficiency Ratio 60% - 65%

12 Building the Foundation for Sustainable Long-Term Earnings Power  Continue strong business momentum  Grow balance sheet profitably and prudently  Expand banking relationships with emphasis on economic profit  Ensure successful merger integration  Consistently deliver top quartile returns Successfully Executing on Key Priorities FHN Is Well Positioned For Attractive Long-Term Earnings Power

APPENDIX 13

14 NOTABLE ITEMS 1All notable item amounts are calculated on a pre-tax basis with the exception of the tax adjustments in 2Q17, 3Q17, and 4Q17. 2017 Pre-Tax Amount1 2018 Pre-Tax Amount1 Acquisition Expense ($31.4mm) Gain on property sale $3.3mm Mortgage Repurchase Reserve Release $20.0mm Acquisition Expense ($6.4mm) Effective tax rate adjustment associated with reversal of a capital loss deferred tax valuation allowance1 $19.5mm Loss on equity securities repurchase ($14.3mm) Acquisition Expense ($8.2mm) Legal Matters ($8.2mm) Tax rate adjustments primarily associated with the reversal of a capital loss deferred tax valuation allowance and certain discrete period items1 $13.7mm Tax Reform-Related Adjustments1 ($82.0mm) Other Tax Adjustments1 $10.7mm Acquisition Expense ($46.7mm) Legal Matters ($32.1mm) Employee Bonuses ($9.9mm) 4Q 1Q None 2Q 3Q

1Q18 Credit Quality Summary by Portfolio

	Regional Banking					Corporate[5]	Non-Strategic				FHNC
($ in millions)	Commercial (C&I & Other)	CRE	HE & HELOC	Other[1]	Subtotal	Permanent Mortgage	Commercial (C&I & Other)	HE & HELOC	Permanent Mortgage	Other[2]	Total
Period End Loans	$15,410	$4,234	$5,707	$669	$26,020	$49	$418	$540	$217	$6	$27,250
30+ Delinquency %	0.16%	0.08%	0.38%	0.88%	0.21%	5.51%	0.00%	2.64%	3.16%	1.61%	0.29%
Dollars	$25	$4	$21	$6	$55	$3	$0	$14	$7	$0	$79
NPL[3] %	0.16%	0.02%	0.53%	0.22%	0.22%	4.41%	0.72%	8.59%	10.43%	0.00%	0.48%
Dollars	$25	$1	$30	$1	$58	$2	$3	$46	$23	$0	$132
Net Charge-offs[4] %	0.02%	NM	NM	1.93%	0.06%	NM	0.00%	NM	0.17%	NM	0.02%
Dollars	$1	$0	$0	$3	$4	NM	$0	($2)	$0	$0	$1
Allowance	$99	$29	$16	$12	$156	NM	$1	$17	$13	$0	$187
Allowance / Loans %	0.64%	0.69%	0.27%	1.82%	0.60%	NM	0.30%	3.17%	5.93%	1.28%	0.69%
Allowance / Net Charge-offs	37.18x	NM	NM	0.90x	10.82x	NM	NM	NM	33.55x	NM	33.90x

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. Data as of 1Q18. NM - Not meaningful.
[1]Credit card, Permanent Mortgage, and Other. [2]Credit card, OTC, and Other Consumer.
[3]Non-performing loan excludes held-for-sale loans. [4]Net charge-offs are annualized.
[5]Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on the balance sheet in the Corporate segment.

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16 Select C&I and CRE Portfolio Metrics Data as of 1Q18. Numbers may not add to total due to rounding. C&I: Loans to Mortgage Companies CRE: Collateral Type CRE: Geographic Distribution Office 15% Other 20% ($ in billions) Retail 20% Other 15% 1Q18 Average Regional Bank Commercial Loans Office 21% Land, 2% Hospitality, 9% Other, 16% Office, 19% Reta l, 19% Multi-Family, 24% NC, 32% TN, 18% FL, 14% SC, 9% TX, 6% Other, 16% $2.0 $1.5 $2.1 $2.0 $2.1 $1.8 $2.2 $1.3 $1.6 $1.9 $1.9 $1.5 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Period End Balance Average Balance Energy, 1% Correspondent, 2% Healthcare, 4% Franchise Finance, 4% Corporate, 6% Loans to Mortgage Companies, 8% Asset-Based Lending, 11% Commercial Real Estate, 16% Business Banking, 5% Commercial, 43% Specialty Areas

17 Non-Strategic Consumer Real Estate Run-Off Mortgage Repurchase Reserve Consumer Portfolio & Non-Strategic Overview Numbers may not add to total due to rounding. 38.2% 37.1% 35.0% 35.6% 34.9% 34% 35% 36% 37% 38% 39% $0.0B $0.2B $0.4B $0.6B $0.8B $1.0B 1Q17 2Q17 3Q17 4Q17 1Q18 Period End Balance Constant Pre-Payment Rate (Right Axis) ($ in millions) 1Q17 2Q17 3Q17 4Q17 1Q18 Beginning Balance $65 $65 $35 $34 $34 Net R alized Losses ($0) ($8) ($0) ($0) $0 Provision Credit ($0) ($22) ($1) $0 ($0) Ending Balance $65 $35 $34 $34 $33 $1.2B $0.5B In Draw In Repayment 9% 7% 7% 8% 8% 62% 0% 10% 20% 30% 40% 50% 60% 70% 0-12 13-24 25-3 37-48 49-60 >60 HELOC Draw vs Repayment Balances Percent of Home Equity Portfolio: Months Left in Draw Period

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted fee income, adjusted revenue, adjusted noninterest expense, adjusted pre-tax income, adjusted net income available to common, and adjusted earnings per share. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	1Q18	4Q17	1Q17	% Change LQ	% Change YOY
Adjusted Fee Income & Revenue					
Fee Income (GAAP)	$136	$133	$117		
Plus: Notable Items (GAAP)	-$3	$0	$0		
Adjusted Fee Income (Non-GAAP)	$133	$133	$117	0%	13%
Plus: Net Interest Income (GAAP)	$301	$242	$190		
Adjusted Revenue (Non-GAAP)	$434	$375	$307	16%	41%
Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$313	$347	$222		
Plus: Notable Items (GAAP)	-$31	-$89	$0		
Adjusted Noninterest Expense (Non-GAAP)	$282	$258	$222	9%	27%
Adjusted Pre-Tax Income					
Pre-Tax Income (GAAP)	$125	$26	$85		
Plus: Notable Items (GAAP)	$28	$89	$0		
Adjusted Pre-Tax Income (Non-GAAP)	$153	$114	$85	34%	79%
Adjusted Net Income					
Net Income (GAAP)	$95	-$48	$58		
Plus: Tax-affected Notable Items (GAAP)[1]	$21	$133	$0		
Adjusted Net Income (Non-GAAP)	$116	$84	$58	38%	99%
Adjusted Net Income Available to Common (NIAC) & Earnings Per Share (EPS)					
Net Income Available to Common (GAAP)	$91	-$53	$54		
Plus: Tax-affected Notable Items (GAAP)[1]	$21	$133	$0		
Adjusted Net Income Available to Common (Non-GAAP) *(a)*	$112	$80	$54	41%	NM
Average Common Diluted Shares (GAAP)	330	265	237		
Adjusted Average Common Diluted Shares (Non-GAAP)[2] *(b)*	330	268	237		
Earnings Per Share (GAAP)	$0.27	($0.20)	$0.23		
Adjusted Earnings Per Share (Non-GAAP) *(a/b)*	$0.34	$0.30	$0.23	13%	48%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. NM – Not Meaningful.
[1]Tax-affected notable items assume an effective tax rate of ~24% in 1Q18 and ~39% in 4Q17. [2]Because FHN recognized a net loss available to common shareholders in 4Q17, potentially issuable shares are excluded from diluted shares because they are antidilutive. Excluding notable items, FHN would have recognized net income available to common shareholders. As a result, adjusted shares are presented in order to include the dilutive impact of potentially issuable shares.

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Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted fee ratio, adjusted efficiency ratio, return on tangible common equity, adjusted return on tangible common equity, and adjusted return on average assets. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	1Q18	4Q17	1Q17	Change LQ	Change YOY
Adjusted Fee & Adjusted Efficiency Ratios					
Adjusted Fee Income[1] (Non-GAAP) *(a)*	$133	$133	$117		
Adjusted Revenue[1] (Non-GAAP) *(b)*	$434	$375	$307		
Adjusted Fee Ratio (Non-GAAP) *(a/b)*	31%	35%	38%	-5%	-8%
Adjusted Noninterest Expense[1] (Non-GAAP) *(c)*	$282	$258	$222		
Adjusted Revenue[1] Excluding Securities Gains (Non-GAAP) *(d)*	$434	$375	$307		
Adjusted Efficiency Ratio (Non-GAAP) *(c/d)*	65%	69%	72%	-4%	-7%
Return on Tangible Common Equity (ROTCE)					
Average Total Equity (GAAP)	$4,574	$3,506	$2,723		
Less: Average Noncontrolling Interest (GAAP)	-$295	-$295	-$295		
Less: Average Preferred Stock (GAAP)	-$96	-$96	-$96		
Average Common Equity (GAAP) *(e)*	$4,183	$3,115	$2,332		
Less: Average Intangible Assets (GAAP)	-$1,568	-$727	-$212		
Average Tangible Common Equity (Non-GAAP) *(f)*	$2,615	$2,388	$2,120		
Annualized Net Income Available to Common (GAAP) *(g)*	$368	-$210	$219		
Return on Average Common Equity (ROE) (GAAP) *(g/e)*	8.8%	-6.7%	9.4%		
Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) *(g/f)*	14.1%	-8.8%	10.3%	2,284bps	373bps
Adjusted Return on Tangible Common Equity (ROTCE)					
Annualized Adjusted Net Income Available to Common[1] (Non-GAAP) *(h)*	$454	$316	$219		
Average Tangible Common Equity (Non-GAAP) *(f)*	$2,615	$2,388	$2,120		
Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) *(h/f)*	17.4%	13.2%	10.3%	414bps	704bps
Adjusted Return on Average Assets (ROA)					
Annualized Adjusted Net Income[1] (Non-GAAP) *(i)*	$472	$334	$237		
Average Total Assets (GAAP) *(j)*	$40,351	$33,106	$28,806		
Adjusted Return on Average Assets (Non-GAAP) *(i/j)*	1.17%	1.01%	0.82%	16bps	35bps

FIRST HORIZON NATIONAL CORPORATION

[1] *Adjusted Fee Income, Adjusted Revenue, Adjusted Noninterest Expense, Adjusted Net Income Available to Common, and Adjusted Net Income are Non-GAAP numbers that are reconciled on the previous slide.*

Numbers may not add to total due to rounding.

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